UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 5, 2011 (May 2, 2011)

CARBON NATURAL GAS COMPANY

(Exact name of registrant as specified in charter)

Delaware	000-02040	26-0818050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2020, Denver, Colorado	80290
(Address of principal executive offices)	(Zip code)

(720) 407-7043

(Registrant’s telephone number including area code)

St. Lawrence Seaway Corporation

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 28, 2011, Carbon Natural Gas Company (“Carbon” and formerly St. Lawrence Seaway Corporation) filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which had a delayed effective date of May 2, 2011, and amended various provisions of Carbon’s Certificate of Incorporation including an amendment to change the company’s name from St. Lawrence Seaway Corporation to Carbon Natural Gas Company.  Carbon has notified the Financial Industry Regulatory Authority of the name change, and expects to be assigned a new trading symbol in the near future, and also expects that the name change will be reflected in the financial markets in the near future.

On March 22, 2011, both the Board of Directors of Carbon and the holders of 38,438,536 shares of Carbon common stock (being approximately 81% of the issued and outstanding shares) approved the form and terms of an Amended and Restated Certificate of Incorporation which included certain amendments to Carbon’s Certificate of Incorporation.  The approval of the Amended and Restated Certificate of Incorporation and such amendments was described in a Definitive Information Statement on Schedule 14C filed by Carbon with the Securities and Exchange Commission on April 11, 2011, and distributed to Carbon’s stockholders on April 12, 2011.

The Amended and Restated Certificate of Incorporation

The Amended and Restated Certificate of Incorporation and each of the amendments contained therein (including the name change to Carbon Natural Gas Company) became effective under Delaware law on May 2, 2011.  In addition to changing the company’s name the Amended and Restated Certificate of Incorporation amended several provisions of Carbon’s Certificate of Incorporation.  Among the amendments effected in the Amended and Restated Certificate of Incorporation were:

•          An increase to Carbon’s authorized capital to 101,000,000 shares, comprised of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock.

•          An amendment to delete any and all references to the Class A Common Stock.

•          Other conforming and/or non-substantive amendments to the Certificate of Incorporation.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

3(i)*	Amended and Restated Certificate of Incorporation.

*  Filed herewith

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARBON NATURAL GAS COMPANY

/s/ Patrick R. McDonald
Patrick R. McDonald,
President and CEO

Dated: May 5, 2011